Exhibit 99.1

Liquid Audio, Inc.
Certification Pursuant to Section 906 of the Sarbanes-Oxely Act of 2002
(18 U.S.C. Section 1350)

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.	Gerald W. Kearby is the Chief Executive Officer of Liquid Audio, Inc. (the “Company”).

2.	To the best of my knowledge:

(A)

The Company’s quarterly report on Form 10-Q accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

	(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GERALD W. KEARBY

Gerald W. Kearby President and Chief Executive Officer November 14, 2002

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.	Michael R. Bolcerek is the Chief Financial Officer of Liquid Audio, Inc. (the “Company”).

2.	To the best of my knowledge:

(A)

The Company’s quarterly report on Form 10-Q accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

	(B)	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL R. BOLCEREK

Michael R. Bolcerek Senior Vice President and Chief Financial Officer November 14, 2002